Pzena U.S. Large Cap Value ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 98.2%	Shares	Value
Consumer Discretionary – 17.2%
Delta Air Lines, Inc.	8,533	$ 703,802
Dollar General Corp.	20,259	2,240,848
Lear Corp.	15,944	2,281,905
LKQ Corp.	57,293	1,553,786
Magna International, Inc.	34,988	2,265,823
Newell Brands, Inc.	105,150	357,510
PVH Corp.	13,626	1,271,033
		10,674,707

Consumer Staples - 6.0%
CVS Health Corp.	25,796	2,346,920
Tyson Foods, Inc. - Class A	22,739	1,387,534
		3,734,454

Energy - 2.7%
NOV, Inc.	44,247	883,170
Shell PLC - ADR	9,391	789,971
		1,673,141

Financials - 18.8%
Bank of America Corp.	21,086	1,088,038
Citigroup, Inc.	11,629	1,464,091
Corebridge Financial, Inc.	60,051	1,621,377
Equitable Holdings, Inc.	22,655	936,784
Globe Life, Inc.	10,855	1,663,420
MetLife, Inc.	23,256	1,923,039
Voya Financial, Inc.	13,201	1,072,185
Wells Fargo & Co.	24,641	1,910,663
		11,679,597

Health Care – 20.9%
Baxter International, Inc.	146,653	2,754,143
Bristol-Myers Squibb Co.	29,783	1,702,992
Fresenius Medical Care AG & Co. KGaA - ADR	71,173	1,535,202
Humana, Inc.	11,926	3,642,439
Pfizer, Inc.	32,737	857,055
Solventum Corp. (a)	15,895	1,191,330
Universal Health Services, Inc. - Class B	8,850	1,293,073
		12,976,234

Industrials - 17.5%
Accenture PLC - Class A	4,602	860,896
Capital One Financial Corp.	10,459	1,965,560
Dow, Inc.	14,758	498,082
Global Payments, Inc.	20,447	1,543,953
Knight-Swift Transportation Holdings, Inc.	20,422	1,544,516
Oshkosh Corp.	7,480	972,400
PPG Industries, Inc.	14,253	1,610,304
Robert Half, Inc.	62,188	1,830,815
		10,826,526

Technology – 15.1%
Avnet, Inc.	7,016		609,901
Amdocs, Ltd.	14,634		921,503
CDW Corp.	14,429		1,810,118
Cognizant Technology Solutions Corp. - Class A	34,443		1,920,369
Skyworks Solutions, Inc.	31,589		2,459,204
SS&C Technologies Holdings, Inc.	13,486		910,575
Workday, Inc. - Class A (a)	4,957		724,664
			9,356,334
TOTAL COMMON STOCKS (Cost $54,828,637)			60,920,993

TOTAL INVESTMENTS - 98.2% (Cost $54,828,637)			60,920,993
Other Assets in Excess of Liabilities - 1.8%		0.01754	1,087,882
TOTAL NET ASSETS - 100.0%			$ 62,008,875

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Pzena U.S. Large Cap Value ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 60,920,993	$ –	$ –	$ 60,920,993
Total Investments	$ 60,920,993	$ –	$ –	$ 60,920,993